December 31, 2009

Supplement

SUPPLEMENT DATED DECEMBER 31, 2009 TO THE PROSPECTUS OF
MORGAN STANLEY MID-CAP VALUE FUND
Dated December 31, 2009

Morgan Stanley announced on October 19, 2009 that it has entered into a definitive agreement to sell substantially all of its retail asset management business to Invesco Ltd. ("Invesco"), a leading global investment management company. As a result, it is expected that the Fund will be reorganized into a newly organized mutual fund advised by an affiliate of Invesco. It is the current expectation of Morgan Stanley Investment Advisors Inc. (the Fund's investment adviser) that the newly organized Invesco fund will be managed by the same portfolio management team that currently manages the Fund. If approved by the Board of the Fund, the reorganization would be submitted to the shareholders of the Fund for their approval.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

MDFSPT 12/09